                             AMENDED AND RESTATED

                             DECLARATION OF TRUST

                                      OF

                    OPPENHEIMER CAPITAL PRESERVATION FUND

      This AMENDED AND  RESTATED  DECLARATION  OF TRUST,  made as of this 15th day of December,  2000, by and among the  individuals  executing  this Amended and Restated Declaration of Trust as the Trustees.

      WHEREAS,  the Trustees  established  Oppenheimer  Stable Value Fund (the
"Fund") as a trust fund under the laws of the  Commonwealth of  Massachusetts, for the investment and  reinvestment  of funds  contributed  thereto,  under a
Declaration of Trust dated June 2, 1998,  which was amended by Amendment No. 1 to the  Declaration of Trust of Oppenheimer  Stable Value Fund dated March 18,
1999 whereby the Fund's name was changed to Oppenheimer  Capital  Preservation
Fund;

      WHEREAS,  the Trustees of the Fund have  determined  to amend the Fund's
Declaration of Trust pursuant to the provisions hereto;

      NOW,  THEREFORE,  the  Trustees  declare  that all  money  and  property contributed to the trust fund  hereunder  shall be held and managed under this
Declaration of Trust in trust as herein set forth below.

      FIRST:   Effective  March  18,  1999,  this  Trust  shall  be  known  as
OPPENHEIMER  CAPITAL  PRESERVATION  FUND. The address of  Oppenheimer  Capital
Preservation  Fund is 6803 South Tucson Way,  Englewood,  Colorado 80112.  The
Registered Agent for Service is Massachusetts  Mutual Life Insurance  Company,
1295  State  Street,  Springfield,  Massachusetts  01111,  Attention:  Stephen
Kuhn, Esq.

      SECOND:  Whenever used herein,  unless otherwise required by the context or specifically provided:

      1.   All terms used in this  Declaration  of Trust  that are  defined in the 1940 Act  (defined  below)  shall have the  meanings  given to them in the
1940 Act.

      2.   "Board" or "Board of  Trustees" or the  "Trustees"  means the Board of Trustees of the Trust.

      3.   "By-Laws"  means the  By-Laws of the Trust as amended  from time to time.

      4.   "Class"  means  a  class  of  a  series  of  shares  of  the  Trust
established and designated under or in    accordance  with the  provisions  of
Article FOURTH.

      5.   "Commission" means the Securities and Exchange Commission.

      6.   "Declaration  of  Trust"  shall  mean  this  Amended  and  Restated
Declaration of Trust as it may be amended or restated from time to time.

7.    The "1940  Act"  refers to the  Investment  Company  Act of 1940 and the
           Rules and Regulations of the Commission thereunder,  all as amended from time to time.

      8.   "Series"  refers to series of shares of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.

      9.   "Shareholder" means a record owner of Shares of the Trust.

      10.  "Shares"  refers to the  transferable  units of interest into which the  beneficial  interest in the Trust or any Series or Class of the Trust (as
the  context  may  require)  shall be divided  from time to time and  includes fractions of Shares as well as whole Shares.

      11.  The "Trust" refers to the  Massachusetts  business trust created by this Declaration of Trust, as amended or restated from time to time.

      12.  "Trustees"  refers to the individual  trustees in their capacity as trustees  hereunder  of the Trust and their  successor or  successors  for the time being in office as such trustees.

      THIRD:  The  purpose or  purposes  for which the Trust is formed and the business  or objects to be  transacted,  carried on and  promoted by it are as follows:

      1.   To hold, invest or reinvest its funds, and in connection  therewith to hold  part or all of its  funds  in  cash,  and to  purchase  or  otherwise
acquire,  hold  for  investment  or  otherwise,   sell,  sell  short,  assign,
negotiate,  transfer,  exchange or otherwise  dispose of or turn to account or realize upon,  securities (which term  "securities"  shall for the purposes of this Declaration of Trust,  without limitation of the generality  thereof,  be deemed to include any stocks,  shares,  bonds,  financial  futures  contracts,
indexes,   debentures,   notes,  mortgages  or  other  obligations,   and  any
certificates,  receipts,  warrants or other instruments representing rights to receive,  purchase or subscribe for the same,  or  evidencing or  representing any other rights or interests  therein,  or in any property or assets) created or issued by any issuer  (which term  "issuer"  shall for the purposes of this
Declaration of Trust,  without limitation of the generality thereof, be deemed
to  include  any  persons,  firms,  associations,   corporations,  syndicates,
business   trusts,   partnerships,    investment   companies,    combinations,
organizations,   governments,   or  subdivisions  thereof)  and  in  financial
instruments  (whether they are considered as securities or  commodities);  and to exercise,  as owner or holder of any  securities or financial  instruments, all rights,  powers and privileges in respect  thereof;  and to do any and all acts and things for the preservation,  protection, improvement and enhancement in value of any or all such securities or financial instruments.

      2.   To borrow  money and pledge  assets in  connection  with any of the objects or  purposes  of the Trust,  and to issue  notes or other  obligations evidencing  such  borrowings,  to the extent  permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

      3.   To  issue  and sell its  Shares  in such  Series  and  Classes  and amounts  and on such  terms and  conditions,  for such  purposes  and for such amount  or  kind  of  consideration  (including  without  limitation  thereto, securities)  now or  hereafter  permitted by the laws of the  Commonwealth  of
Massachusetts and by this Declaration of Trust, as the Trustees may determine.

      4.   To  purchase  or  otherwise  acquire,  hold,  dispose  of,  resell, transfer,  reissue,  redeem or cancel its Shares, or to classify or reclassify any unissued  Shares or any Shares  previously  issued and  reacquired  of any
Series  or Class  into  one or more  Series  or  Classes  that  may have  been established  and  designated  from  time to  time,  all  without  the  vote or consent of the  Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

      5.   To conduct its  business in all its branches at one or more offices in New  York,  Colorado  and  elsewhere  in any  part  of the  world,  without restriction or limit as to extent.

      6.   To carry out all or any of the  foregoing  objects and  purposes as principal  or agent,  and alone or with  associates  or to the  extent  now or hereafter  permitted by the laws of  Massachusetts,  as a member of, or as the owner or holder of any stock of, or share of interest  in, any issuer,  and in connection  therewith or make or enter into such deeds or  contracts  with any issuers  and to do such acts and  things and to  exercise  such  powers,  as a natural person could lawfully make, enter into, do or exercise.

      7.   To do any and all such  further acts and things and to exercise any and  all  such  further  powers  as may be  necessary,  incidental,  relative, conducive,  appropriate or desirable for the  accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

           The  foregoing  objects and  purposes  shall,  except as  otherwise expressly  provided,  be in no way limited or  restricted  by reference to, or inference  from, the terms of any other clause of this or any other Article of this  Declaration  of Trust,  and shall each be  regarded as  independent  and construed as powers as well as objects and purposes,  and the  enumeration  of specific  purposes,  objects  and powers  shall not be  construed  to limit or restrict in any manner the meaning of general  terms or the general  powers of the  Trust  now or  hereafter  conferred  by the laws of the  Commonwealth  of
Massachusetts  nor shall  the  expression  of one  thing be deemed to  exclude another,  though it be of a  similar  or  dissimilar  nature,  not  expressed;
provided,  however,  that  the  Trust  shall  not  carry on any  business,  or exercise any powers,  in any state,  territory,  district or country except to the extent  that the same may  lawfully be carried on or  exercised  under the laws thereof.

      FOURTH:

      1.   The beneficial  interest in the Trust shall be divided into Shares, all without par value,  but the Trustees shall have the authority from time to time, without obtaining  shareholder approval, to create one or more Series of
Shares in addition to the Series  specifically  established  and designated in part 3 of this  Article  FOURTH,  and to divide the shares of any Series  into four or more Classes  pursuant to Part 2 of this Article  FOURTH,  all as they deem  necessary or  desirable,  to  establish  and  designate  such Series and
Classes,  and to fix and  determine  the relative  rights and  preferences  as between the  different  Series of Shares or Classes as to right of  redemption and the price, terms and manner of redemption,  liabilities and expenses to be borne by any Series or Class,  special and relative rights as to dividends and other  distributions and on liquidation,  sinking or purchase fund provisions, conversion on liquidation,  conversion  rights, and conditions under which the several  Series or Classes  shall have  individual  voting rights or no voting rights.  Except as  aforesaid,  all Shares of the  different  Series  shall be identical.

           (a) The  number of  authorized  Shares  and the number of Shares of each  Series and each Class of a Series that may be issued is  unlimited,  and the  Trustees  may issue  Shares of any Series or Class of any Series for such
consideration   and  on  such  terms  as  they  may   determine   (or  for  no
consideration  if  pursuant  to a Share  dividend  or  split-up),  all without action or  approval  of the  Shareholders.  All  Shares  when so issued on the terms determined by the Trustees shall be fully paid and  non-assessable.  The
Trustees  may  classify  or  reclassify  any  unissued  Shares  or any  Shares previously  issued and  reacquired  of any Series  into one or more  Series or
Classes of Series that may be established  and  designated  from time to time.
The Trustees may hold as treasury  Shares (of the same or some other  Series), reissue for such  consideration  and on such terms as they may  determine,  or cancel,  at their  discretion  from time to time,  any  Shares  of any  Series reacquired by the Trust.

           (b) The  establishment  and  designation of any Series or any Class of any Series in  addition to that  established  and  designated  in part 3 of this Article  FOURTH shall be  effective  upon the  execution by a majority of
the  Trustees  of  an  instrument   setting  forth  such   establishment   and
designation  and the relative  rights and  preferences  of such Series or such
Class of such  Series or as  otherwise  provided  in such  instrument.  At any time that there are no Shares  outstanding of any particular Series previously established  and designated,  the Trustees may by an instrument  executed by a majority  of their  number  abolish  that  Series  and the  establishment  and designation  thereof.  Each instrument  referred to in this paragraph shall be an amendment to this  Declaration of Trust, and the Trustees may make any such amendment without shareholder approval.

           (c) Any  Trustee,  officer  or other  agent of the  Trust,  and any organization  in which any such person is  interested  may acquire,  own, hold and  dispose  of Shares of any  Series or Class of any  Series of the Trust to
the same extent as if such  person were not a Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any Series or Class of any  Series  from any such person  or any such  organization  subject  only to the  general  limitations, restrictions or other provisions  applicable to the sale or purchase of Shares of such Series or Class generally.

      2.   The Trustees  shall have the authority  from time to time,  without obtaining  shareholder  approval, to divide the Shares of any Series into four or more Classes as they deem  necessary  or  desirable,  and to establish  and designate  such  Classes.  In  such  event,  each  Class  of  a  Series  shall represent  interests  in the  designated  Series  of the  Trust  and have such voting,  dividend,  liquidation  and other  rights as may be  established  and designated  by the  Trustees.  Expenses and  liabilities  related  directly or indirectly  to the Shares of a Class of a Series  may be borne  solely by such
Class (as shall be  determined  by the  Trustees)  and, as provided in Article
FIFTH,  a Class of a Series may have  exclusive  voting rights with respect to
matters   relating  solely  to  such  Class.   The  bearing  of  expenses  and
liabilities  solely by a Class of Shares  of a Series  shall be  appropriately reflected  (in the manner  determined by the Trustees) in the net asset value, dividend and liquidation  rights of the Shares of such Class of a Series.  The division of the Shares of a Series into  Classes and the terms and  conditions pursuant  to which the Shares of the  Classes of a Series  will be issued must be made in  compliance  with the 1940 Act.  No  division of Shares of a Series into  Classes  shall  result in the  creation  of a Class of  Shares  having a preference  as to dividends or  distributions  or a preference in the event of any liquidation,  termination or winding up of the Trust, to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.

      The relative rights and  preferences of Class A shares,  Class B shares,
Class C  shares,  Class N and Class Y shares shall be the same in all respects except  that,  and  unless  and until the Board of  Trustees  shall  determine otherwise:  (i) when a vote of Shareholders is required under this Declaration of  Trust  or when a  meeting  of  Shareholders  is  called  by the  Board  of
Trustees,  the Shares of a Class shall vote exclusively on matters that affect that Class only;  (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and  allocated to such Class by the Trustees  from time to time in a manner  consistent  with parts 2 and 3 of
Article  FOURTH);  and (iii)  pursuant to paragraph 10 of Article  NINTH,  the
Shares of each Class shall have such other rights and  preferences  as are set forth from time to time in the then effective  prospectus  and/or statement of additional  information  relating to the Shares.  Dividends and  distributions on the Class A, Class B,  Class C,  Class N or Class Y Shares may differ  from the dividends  and  distributions  on any other such Class,  and the net asset value of Class A, Class B, Class C, Class N or Class Y Shares may differ  from the net asset value of any other such Class.

      3.   Without  limiting the authority of the Trustees set forth in part 1 of this Article  FOURTH to establish  and designate  any further  Series,  the
Trustees  hereby  establish  one Series of Shares  having the same name as the
Trust,  and said Shares  shall be divided  into four  Classes,  which shall be designated  Class A,  Class B,  Class C,  Class N and  Class Y. The  Shares of
that  Series and any  Shares of any  further  Series or Classes  that may from time to time be  established  and designated by the Trustees shall (unless the
Trustees  otherwise  determine  with respect to some further Series or Classes at the time of  establishing  and  designating  the same)  have the  following relative rights and preferences:

           (a) Assets Belonging to Series.  All consideration  received by the
Trust for the issue or sale of Shares of a particular  Series,  together  with all assets in which such consideration is invested or reinvested,  all income, earnings,  profits, and proceeds thereof,  including any proceeds derived from the sale,  exchange or liquidation  of such assets,  and any funds or payments derived from any  reinvestment  of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes,  subject only to the rights of  creditors,  and shall be so recorded  upon the books of account of the Trust. Such  consideration,  assets,  income,  earnings,  profits,  and proceeds  thereof,  including any proceeds derived from the sale,  exchange or liquidation  of such  assets,  and any  funds  or  payments  derived  from any reinvestment  of such  proceeds,  in whatever  form the same may be,  together with any General  Items  allocated to that Series as provided in the following sentence,  are herein  referred to as "assets  belonging  to" that Series.  In the event that there are any assets, income,  earnings,  profits, and proceeds thereof,  funds,  or payments which are not readily  identifiable as belonging to any particular Series  (collectively  "General Items"),  the Trustees shall allocate  such  General  Items  to and  among  any one or  more of the  Series established  and designated from time to time in such manner and on such basis as they, in their sole  discretion,  deem fair and equitable;  and any General
Items so allocated to a  particular  Series shall belong to that Series.  Each such  allocation  by the  Trustees  shall be  conclusive  and binding upon the shareholders of all Series for all purposes.

           (b) (1)  Liabilities   Belonging   to  Series.   The   liabilities,
expenses,  costs,  charges and reserves  attributable  to each Series shall be charged and allocated to the assets belonging to each particular  Series.  Any general liabilities,  expenses, costs, charges and reserves of the Trust which are not identifiable as belonging to any particular  Series shall be allocated and  charged  by the  Trustees  to and  among  any one or  more of the  Series established  and designated from time to time in such manner and on such basis as the  Trustees  in  their  sole  discretion  deem  fair and  equitable.  The liabilities,  expenses,  costs,  charges and reserves allocated and so charged to each  Series are herein  referred  to as  "liabilities  belonging  to" that
Series.  Each  allocation  of  liabilities,   expenses,   costs,  charges  and
reserves  by  the  Trustees   shall  be   conclusive   and  binding  upon  the
shareholders of all Series for all purposes.

               (2)  Liabilities  Belonging to a Class.  If a Series is divided into more than one  Class,  the  liabilities,  expenses,  costs,  charges  and reserves  attributable  to a Class shall be charged and allocated to the Class
to  which  such  liabilities,   expenses,   costs,  charges  or  reserves  are
attributable.  Any general liabilities,  expenses,  costs, charges or reserves belonging  to the  Series  which  are not  identifiable  as  belonging  to any particular  Class shall be allocated  and charged by the Trustees to and among any one or more of the Classes  established  and designated  from time to time in such  manner and on such  basis as the  Trustees  in their sole  discretion deem  fair and  equitable.  The  liabilities,  expenses,  costs,  charges  and reserves  allocated  and so charged to each  Class are herein  referred  to as
"liabilities  belonging  to"  that  Class.  Each  allocation  of  liabilities, expenses,  costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Classes for all purposes.

           (c) Dividends.   Dividends  and   distributions   on  Shares  of  a
particular  Series  or Class  may be paid to the  holders  of  Shares  of that
Series or Class, with such frequency as the Trustees may determine,  which may be daily  or  otherwise  pursuant  to a  standing  resolution  or  resolutions adopted only once or with such frequency as the Trustees may  determine,  from such of the  income,  capital  gains  accrued or  realized,  and  capital  and surplus,  from the  assets  belonging  to that  Series,  as the  Trustees  may determine,  after  providing for actual and accrued  liabilities  belonging to such  Series  or  Class.  All  dividends  and  distributions  on  Shares  of a particular  Series or Class shall be distributed pro rata to the  Shareholders of such Series or Class in  proportion  to the number of Shares of such Series or Class held by such Shareholders at the date and time of record  established for the payment of such dividends or distributions,  except that in connection with any  dividend or  distribution  program or  procedure  the  Trustees  may determine  that no dividend or  distribution  shall be payable on Shares as to which the  Shareholder's  purchase order and/or payment have not been received by the time or  times  established  by the  Trustees  under  such  program  or procedure.  Such dividends and  distributions may be made in cash or Shares or a  combination  thereof as  determined  by the  Trustees  or  pursuant  to any program  that the  Trustees may have in effect at the time for the election by each  Shareholder  of the mode of the making of such dividend or  distribution to that  Shareholder.  Any such dividend or  distribution  paid in Shares will be paid at the net asset  value  thereof  as  determined  in  accordance  with paragraph 13 of Article SEVENTH.

           (d) Liquidation.  In the event of the  liquidation  or  dissolution of the Trust,  the  Shareholders of each Series and all Classes of each Series that have been established and designated  shall be entitled to receive,  as a
Series or Class,  when and as  declared  by the  Trustees,  the  excess of the assets belonging to that Series over the liabilities  belonging to that Series or Class.  The assets so  distributable  to the Shareholders of any particular
Class and Series shall be distributed  among such  Shareholders  in proportion to the  number  of  Shares  of such  Class  of that  Series  held by them  and recorded on the books of the Trust.

           (e) Transfer.  All Shares of each particular  Series or Class shall be  transferable,  but  transfers of Shares of a  particular  Class and Series will be  recorded on the Share  transfer  records of the Trust  applicable  to such Series or Class of that Series only at such times as  Shareholders  shall have the right to require  the Trust to redeem  Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

           (f) Equality.  Each  Share of a  Series  shall  represent  an equal proportionate  interest in the assets belonging to that Series (subject to the liabilities  belonging to such Series or any Class of that  Series),  and each
Share of any  particular  Series  shall be equal to each  other  Share of that
Series  and  shares  of each  Class of a Series  shall be equal to each  other
Share of such Class;  but the  provisions of this sentence  shall not restrict any  distinctions  permissible  under this Article  FOURTH that may exist with respect to Shares of the  different  Classes  of a Series.  The  Trustees  may from time to time  divide or  combine  the Shares of any  particular  Class or
Series  into a  greater  or lesser  number  of Shares of that  Class or Series without thereby changing the proportionate  beneficial  interest in the assets belonging to that Series or allocable to that Class in any way  affecting  the rights of Shares of any other Class or Series.

           (g) Fractions.  Any  fractional  Share of any Class and Series,  if any such fractional Share is outstanding,  shall carry proportionately all the rights and  obligations  of a whole Share of that Class and Series,  including those rights and obligations with respect to voting,  receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     (h) Conversion  Rights.  Subject to compliance with the requirements of the
1940 Act, the Trustees  shall have the  authority to provide that (i) holders of
Shares of any Series shall have the right to exchange said Shares into Shares of one or more other  Series of Shares,  (ii)  holders of shares of any Class shall have the right to exchange  said Shares into Shares of one or more other Classes of the same or a different  Series,  and/or (iii) the Trust shall have the right to carry out  exchanges of the aforesaid  kind, in each case in accordance  with such requirements and procedures as may be established by the Trustees.

           (i) Ownership  of  Shares.   The   ownership  of  Shares  shall  be
recorded on the books of the Trust or of a transfer  or similar  agent for the
Trust,  which  books  shall be  maintained  separately  for the Shares of each
Class and Series that has been  established and designated.  No  certification certifying  the  ownership of Shares need be issued except as the Trustees may otherwise  determine  from time to time.  The  Trustees may make such rules as they consider  appropriate for the issuance of Share certificates,  the use of facsimile  signatures,  the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar  agent,  as the case may be, shall be conclusive as to who are the  Shareholders and as to the number of Shares of each  Class and Series  held from time to time by each such Shareholder.

           (j) Investments in the Trust.  The Trustees may accept  investments in the Trust from such  persons and on such terms and for such  consideration, not  inconsistent  with the  provisions  of the 1940 Act, as they from time to
time  authorize.  The  Trustees  may  authorize  any  distributor,   principal
underwriter,  custodian,  transfer  agent or other person to accept orders for the  purchase or sale of Shares that conform to such  authorized  terms and to reject any  purchase or sale orders for Shares  whether or not  conforming  to such authorized terms.

      FIFTH:  The  following  provisions  are hereby  adopted  with respect to voting Shares of the Trust and certain other rights:

      1.   The Shareholders  shall have the power to vote (a) for the election of Trustees  when that issue is  submitted  to them,  (b) with  respect to the amendment  of this  Declaration  of Trust  except where the Trustees are given authority to amend the Declaration of Trust without shareholder approval,  (c)
to  the  same  extent  as  the   shareholders  of  a  Massachusetts   business
corporation,  as to whether or not a court action,  proceeding or claim should be brought or  maintained  derivatively  or as a class action on behalf of the
Trust or the  Shareholders,  and (d) with respect to those matters relating to the  Trust as may be  required  by the 1940 Act or  required  by law,  by this
Declaration  of  Trust,  or the  By-Laws  of  the  Trust  or any  registration statement  of the Trust  filed with the  Commission  or any  State,  or as the
Trustees may consider desirable.

      2.   The Trust will not hold  shareholder  meetings  unless  required by the 1940 Act,  the  provisions  of this  Declaration  of  Trust,  or any other applicable law. The Trustees may call a meeting of  shareholders  from time to time.

      3.   Except  as  herein   otherwise   provided,   at  all   meetings  of
Shareholders,  each  Shareholder  shall be entitled to one vote on each matter submitted to a vote of the  Shareholders of the affected Series for each Share standing  in his  name  on the  books  of the  Trust  on the  date,  fixed  in accordance  with  the  By-Laws,  for  determination  of  Shareholders  of  the affected  Series  entitled to vote at such  meeting  (except,  if the Board so determines,  for Shares  redeemed prior to the meeting),  and each such Series shall vote separately  ("Individual Series Voting");  a Series shall be deemed to be  affected  when a vote of the  holders  of that  Series  on a matter  is required  by the 1940  Act;  provided,  however,  that as to any  matter  with respect to which a vote of  Shareholders is required by the 1940 Act or by any applicable law that must be complied with,  such  requirements as to a vote by
Shareholders  shall apply in lieu of  Individual  Series  Voting as  described above.  If the shares of a Series  shall be divided  into  Classes as provided in  Article  FOURTH,  the shares of each Class  shall  have  identical  voting rights except that the Trustees,  in their discretion,  may provide a Class of a Series with  exclusive  voting  rights with respect to matters  which relate solely to such  Classes.  If the  Shares of any Series  shall be divided  into
Classes with a Class having  exclusive  voting  rights with respect to certain matters,  the quorum and voting  requirements  described below with respect to action to be taken by the  Shareholders  of the  Class of such  Series on such matters shall be applicable  only to the Shares of such Class.  Any fractional
Share shall carry  proportionately all the rights of a whole Share,  including the right to vote and the right to receive  dividends.  The presence in person or by proxy of the holders of  one-third  of the  Shares,  or of the Shares of any Series or Class of any Series,  outstanding  and  entitled to vote thereat shall  constitute  a quorum  at any  meeting  of the  Shareholders  or of that
Series or Class,  respectively;  provided  however,  that if any  action to be taken by the  Shareholders  or by a Series or Class at a meeting  requires  an affirmative  vote  of a  majority,  or more  than a  majority,  of the  shares outstanding  and  entitled to vote,  then in such event the presence in person or by proxy  of the  holders  of a  majority  of the  shares  outstanding  and entitled  to  vote  at  such a  meeting  shall  constitute  a  quorum  for all purposes.  At a meeting at which is a quorum is present,  a vote of a majority of the quorum  shall be  sufficient  to transact  all business at the meeting, except as  otherwise  provided  in  Article  NINTH.  If at any  meeting of the
Shareholders  there shall be less than a quorum present,  the  Shareholders or the Trustees present at such meeting may, without further notice,  adjourn the same from time to time until a quorum shall attend,  but no business  shall be transacted  at any such  adjourned  meeting  except  such as might  have  been lawfully transacted had the meeting not been adjourned.

      4.   Each  Shareholder,  upon  request  to  the  Trust  in  proper  form determined  by the Trust,  shall be  entitled  to require  the Trust to redeem from the net assets of that  Series  all or part of the Shares of such  Series and Class  standing in the name of such  Shareholder.  The method of computing such net  asset  value,  the  time at which  such  net  asset  value  shall be computed  and the time  within  which the Trust shall make  payment  therefor, shall be  determined  as  hereinafter  provided  in  Article  SEVENTH  of this
Declaration  of Trust.  Notwithstanding  the  foregoing,  the  Trustees,  when permitted  or required to do so by the 1940 Act,  may suspend the right of the
Shareholders to require the Trust to redeem Shares.

      5.   No Shareholder  shall,  as such holder,  have any right to purchase or  subscribe  for any Shares of the Trust  which it may issue or sell,  other than such right, if any, as the Trustees, in their discretion, may determine.

      6.   All  persons  who  shall  acquire  Shares  shall  acquire  the same subject to the provisions of the Declaration of Trust.

      7.   Cumulative  voting  for  the  election  of  Trustees  shall  not be allowed.

      SIXTH:

      1.   The  persons  who shall  act as  initial  Trustees  until the first meeting or until their  successors are duly chosen and qualify are the initial trustees  executing  this  Declaration  of Trust or any  counterpart  thereof.
However,  the  By-Laws of the Trust may fix the number of Trustees at a number greater or lesser than the number of initial  Trustees and may  authorize  the
Trustees  to  increase  or  decrease  the  number  of  Trustees,  to fill  any vacancies on the Board which may occur for any reason  including any vacancies created by any such  increase in the number of Trustees,  to set and alter the terms of office of the  Trustees  and to lengthen or lessen their own terms of office or make their terms of office of  indefinite  duration,  all subject to the 1940 Act.  Unless  otherwise  provided  by the  By-Laws of the Trust,  the
Trustees need not be Shareholders.

      2.   A Trustee at any time may be removed  either with or without  cause by  resolution  duly  adopted  by  the  affirmative  vote  of the  holders  of two-thirds  of the  outstanding  Shares,  present in person or by proxy at any meeting of  Shareholders  called  for such  purpose;  such a meeting  shall be called by the  Trustees  when  requested  in  writing  to do so by the  record holders  of not  less  than  ten  per  centum  of the  outstanding  Shares.  A
Trustee  may also be  removed  by the Board of  Trustees  as  provided  in the
By-Laws of the Trust.

      3.   The Trustees  shall make available a list of names and addresses of all  Shareholders  as recorded on the books of the Trust,  upon receipt of the request in  writing  signed by not less than ten  Shareholders  (who have been shareholders  for at least six months) holding in the aggregate  shares of the
Trust  valued at not less than $25,000 at current  offering  price (as defined in the then effective  Prospectus  and/or Statement of Additional  Information
relating to the Shares under the  Securities Act of 1933, as amended from time to time) or holding not less than 1% in amount of the entire  amount of Shares issued and outstanding;  such request must state that such  Shareholders  wish to communicate with other Shareholders with a view to obtaining  signatures to a request  for a meeting to take  action  pursuant  to part 2 of this  Article
SIXTH and be accompanied by a form of communication to the  Shareholders.  The
Trustees may, in their discretion,  satisfy their obligation under this part 3 by either making  available the Shareholder  list to such  Shareholders at the principal  offices of the Trust,  or at the  offices of the  Trust's  transfer
agent,   during  regular  business  hours,  or  by  mailing  a  copy  of  such communication  and  form  of  request,  at  the  expense  of  such  requesting
Shareholders,  to all other Shareholders,  and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

      4.   The  Trust  may at any  time or from  time  to  time  apply  to the
Commission for one or more  exemptions  from all or part of said Section 16(c)
of the 1940  Act,  and,  if an  exemptive  order or orders  are  issued by the
Commission,  such order or orders shall be deemed part of said  Section  16(c)
for the purposes of parts 2 and 3 of this Article SIXTH.

      SEVENTH:  The following  provisions  are hereby  adopted for the purpose of defining,  limiting and  regulating  the powers of the Trust,  the Trustees and the Shareholders.

      1.   As soon as any Trustee is duly elected by the  Shareholders  or the
Trustees and shall have  accepted  this Trust,  the Trust estate shall vest in the new Trustee or Trustees,  together with the continuing  Trustees,  without any  further  act or  conveyance,  and he or she  shall be  deemed  a  Trustee hereunder.

      2.   The  death,  declination,   resignation,  retirement,  removal,  or
incapacity of the Trustees,  or any one of them, shall not operate to annul or terminate  the Trust but the Trust  shall  continue  in full  force and effect pursuant to the terms of this Declaration of Trust.

      3.   The assets of the Trust shall be held  separate  and apart from any assets now or hereafter held in any capacity  other than as Trustee  hereunder by the  Trustees  or any  successor  Trustees.  All of the assets of the Trust shall at all times be  considered as vested in the  Trustees.  No  Shareholder shall have, as a holder of beneficial  interest in the Trust,  any  authority, power or right whatsoever to transact  business for or on behalf of the Trust, or on behalf of the  Trustees,  in  connection  with the property or assets of the Trust, or in any part thereof.

      4.   The Trustees in all instances shall act as principals,  and are and shall be free from the control of the  Shareholders.  The Trustees  shall have full power and  authority to do any and all acts and to make and execute,  and to authorize  the  officers  and agents of the Trust to make and execute,  any and all  contracts  and  instruments  that  they  may  consider  necessary  or appropriate  in  connection  with the  management  of the Trust.  The Trustees shall not in any way be bound or limited by present or future  laws or customs in regard to Trust  investments,  but shall have full  authority  and power to make any and all  investments  which they, in their  uncontrolled  discretion, shall deem proper to  accomplish  the  purpose of this  Trust.  Subject to any applicable  limitation in this  Declaration  of Trust or by the By-Laws of the
Trust, the Trustees shall have power and authority:

           (a) to adopt  By-Laws not  inconsistent  with this  Declaration  of
Trust  providing for the conduct of the business of the Trust and to amend and repeal  them  to the  extent  that  they  do not  reserve  that  right  to the
Shareholders;

           (b) to elect and remove such  officers  and  appoint and  terminate such  officers as they  consider  appropriate  with or without  cause,  and to appoint and designate from among the Trustees such  committees as the Trustees may  determine,  and to terminate any such  committee and remove any member of such committee;

           (c) to employ  as  custodian  of any  assets of the Trust a bank or trust  company  or  any  other  entity  qualified  and  eligible  to  act as a custodian,  subject to any conditions  set forth in this  Declaration of Trust or in the By-Laws;

           (d) to retain a transfer agent and shareholder  servicing agent, or both;

           (e) to provide  for the  distribution  of Shares  either  through a principal underwriter or the Trust itself or both;

           (f) to set record  dates in the manner  provided for in the By-Laws of the Trust;

           (g) to delegate such  authority as they  consider  desirable to any officers of the Trust and to any agent, custodian or underwriter;

           (h) to vote or give assent,  or exercise  any rights of  ownership, with  respect  to  stock  or  other  securities  or  property  held  in  Trust hereunder;  and to execute  and  deliver  powers of attorney to such person or persons as the Trustees shall deem proper,  granting to such person or persons such power and  discretion  with  relation  to  securities  or property as the
Trustees shall deem proper;

           (i) to  exercise  powers and rights of  subscription  or  otherwise which  in any  manner  arise  out of  ownership  of  securities  held in trust hereunder;

           (j) to hold any security or property in a form not  indicating  any trust,  whether in bearer,  unregistered or other negotiable  form,  either in its own name or in the name of a custodian or a nominee or  nominees,  subject in either  case to  proper  safeguards  according  to the  usual  practice  of
Massachusetts business trusts or investment companies;

           (k) to   consent   to  or   participate   in  any   plan   for  the
reorganization,  consolidation  or merger of any  corporation or concern,  any security  of which is held in the Trust;  to consent to any  contract,  lease, mortgage,  purchase,  or sale of property by such corporation or concern,  and to pay calls or subscriptions with respect to any security held in the Trust;

           (l) to compromise,  arbitrate,  or otherwise adjust claims in favor of or  against  the Trust or any  matter  in  controversy  including,  but not limited to, claims for taxes;

           (m) to make, in the manner  provided in the By-Laws,  distributions of income and of capital gains to Shareholders;

           (n) to borrow  money to the extent and in the manner  permitted  by the 1940 Act and the Trust's fundamental policy thereunder as to borrowing;

           (o) to enter into  investment  advisory  or  management  contracts, subject  to the 1940  Act,  with any one or more  corporations,  partnerships, trusts, associations or other persons;

           (p) to  change  the name of the Trust or any Class or Series of the
Trust as they consider appropriate without prior shareholder approval;

           (q) to establish  officers' and Trustees' fees or compensation  and fees or  compensation  for  committees of the Trustees to be paid by the Trust or  each  Series  thereof  in such  manner  and  amount  as the  Trustees  may determine;

           (r) to invest all or  substantially  all of the  Trust's  assets in another registered investment company;

           (s) to  determine  whether a minimum  and/or  maximum  value should apply to  accounts  holding  shares,  to fix such  values  and  establish  the procedures  to  cause  the  involuntary  redemption  of  accounts  that do not satisfy such criteria; and

           (t) to engage,  employ or appoint any person or entities to perform any act for the Trust or the Trustees and to authorize their compensation.

      5.   No one dealing with the Trustees  shall be under any  obligation to make any inquiry  concerning  the authority of the Trustees,  or to see to the application  of any payments made or property  transferred  to the Trustees or upon their order.

      6.   (a) The  Trustees  shall  have no  power  to bind  any  Shareholder personally  or to call  upon any  Shareholder  for the  payment  of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time  personally  agree  to  pay  by way of  subscription  to  any  Shares  or otherwise.  This  paragraph  shall  not limit  the  right of the  Trustees  to assert  claims  against any  shareholder  based upon the acts or  omissions of
such  shareholder  or  for  any  other  reason.   There  is  hereby  expressly
disclaimed  shareholder and Trustee  liability for the acts and obligations of the Trust.  Every note, bond,  contract or other  undertaking  issued by or on behalf of the Trust or the  Trustees  relating  to the Trust  shall  include a notice and provision limiting the obligation  represented thereby to the Trust and its  assets  (but the  omission  of such  notice and  provision  shall not operate to impose any liability or obligation on any Shareholder).

           (b) Whenever  this  Declaration  of Trust  calls for or permits any action to be taken by the  Trustees  hereunder,  such  action  shall mean that taken  by the  Board  of  Trustees  by vote of the  majority  of a  quorum  of
Trustees  as set  forth  from time to time in the  By-Laws  of the Trust or as required by the 1940 Act.

           (c) The  Trustees  shall  possess  and  exercise  any and all  such additional  powers as are reasonably  implied from the powers herein contained such as may be  necessary  or  convenient  in the  conduct of any  business or enterprise of the Trust, to do and perform anything  necessary,  suitable,  or proper for the  accomplishment  of any of the purposes,  or the  attainment of any one or more of the objects, herein enumerated,  or which shall at any time appear  conducive to or expedient for the  protection or benefit of the Trust, and to do and perform all other acts and things  necessary  or  incidental  to the purposes herein before set forth,  or that may be deemed  necessary by the
Trustees.

           (d) The  Trustees   shall  have  the  power,   to  the  extent  not
inconsistent  with  the  1940  Act,  to  determine  conclusively  whether  any moneys,  securities, or other properties of the Trust are, for the purposes of this  Trust,  to be  considered  as capital  or income and in what  manner any expenses  or  disbursements  are to be borne as  between  capital  and  income whether or not in the absence of this  provision such moneys,  securities,  or other  properties would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements  would ordinarily be charged to capital or to income.

      7.   The By-Laws of the Trust may divide the  Trustees  into classes and prescribe  the  tenure  of  office  of the  several  classes,  but no class of
Trustee  shall be elected for a period  shorter than that from the time of the election  following  the  division  into  classes  until the next  meeting and thereafter  for a period shorter than the interval  between  meetings or for a period  longer than five  years,  and the term of office of at least one class shall expire each year.

      8.   The  Shareholders  shall  have the right to  inspect  the  records, documents,  accounts and books of the Trust, subject to reasonable regulations of the Trustees,  not contrary to Massachusetts law, as to whether and to what extent,  and  at  what  times  and  places,  and  under  what  conditions  and regulations, such right shall be exercised.

      9.   Any  officer  elected  or  appointed  by  the  Trustees  or by  the
Shareholders or otherwise,  may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

      10.  The Trustees  shall have power to hold their  meetings,  to have an
office  or  offices   and,   subject  to  the   provisions   of  the  laws  of
Massachusetts,  to keep the books of the Trust outside of said Commonwealth at such  places as may from time to time be  designated  by them.  Action  may be taken by the  Trustees  without a meeting by unanimous  written  consent or by telephone or similar method of communication.

      11.  Securities  held by the Trust  shall be voted in person or by proxy by the  President  or a  Vice-President,  or such  officer or  officers of the
Trust  as the  Trustees  shall  designate  for the  purpose,  or by a proxy or proxies  thereunto  duly  authorized  by the  Trustees,  except  as  otherwise ordered by vote of the  holders of a majority  of the Shares  outstanding  and entitled to vote in respect thereto.

      12.  (a) Subject  to  the  provisions  of the  1940  Act,  any  Trustee, officer or employee,  individually,  or any  partnership of which any Trustee, officer or employee may be a member,  or any  corporation  or  association  of which any Trustee, officer or employee may be an officer,  partner,  director, trustee, employee or stockholder,  or otherwise may have an interest, may be a party to, or may be  pecuniarily  or otherwise  interested in, any contract or transaction  of the Trust,  and in the  absence of fraud no  contract or other transaction  shall be thereby  affected or invalidated;  provided that in such case  a  Trustee,  officer  or  employee  or  a  partnership,  corporation  or association  of which a Trustee,  officer or  employee  is a member,  officer, director,  trustee, employee or stockholder is so interested,  such fact shall be  disclosed  or shall  have  been  known  to the  Trustees  including  those
Trustees  who are not so  interested  and who  are  neither  "interested"  nor
"affiliated"  persons  as  those  terms  are  defined  in the 1940  Act,  or a majority  thereof;  and any  Trustee  who is so  interested,  or who is also a director,  officer,  partner,  trustee,  employee or stockholder of such other corporation  or a  member  of such  partnership  or  association  which  is so interested,  may be counted in  determining  the  existence of a quorum at any
meeting  of  the  Trustees   which  shall   authorize  any  such  contract  or
transaction,   and  may  vote  thereat  to  authorize  any  such  contract  or transaction, with like force and effect as if he were not so interested.

           (b) Specifically,  but without  limitation  of the  foregoing,  the
Trust  may  enter  into  a  management  or  investment  advisory  contract  or underwriting  contract and other contracts with, and may otherwise do business with  any  manager  or  investment  adviser  for the  Trust  and/or  principal underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such  manager or  investment  adviser  and/or  principal  underwriter  and may permit  any such firm or  corporation  to enter  into any  contracts  or other arrangements  with  any  other  firm  or  corporation  relating  to the  Trust notwithstanding  that the  Trustees  of the Trust may be  composed  in part of partners,  directors,  officers or employees of any such firm or  corporation, and  officers  of the  Trust  may  have  been  or may be or  become  partners, directors,  officers or employees of any such firm or corporation,  and in the absence of fraud the Trust and any such firm or  corporation  may deal  freely with each other,  and no such  contract or  transaction  between the Trust and any such  firm or  corporation  shall be  invalidated  or in any way  affected thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor  thereof or to any other person for any loss incurred by it or him solely  because of the existence of any such contract or transaction;  provided  that  nothing  herein  shall  protect any  director or officer of the Trust  against any  liability  to the trust or to its  security holders  to  which  he  would  otherwise  be  subject  by  reason  of  willful misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of his office.

           (c) As used in this  paragraph the  following  terms shall have the meanings set forth below:

               (i)  the term  "indemnitee"  shall  mean any  present or former
Trustee,  officer or  employee of the Trust,  any  present or former  Trustee, partner,  Director or officer of another  trust,  partnership,  corporation or association  whose  securities  are or were owned by the Trust or of which the
Trust is or was a creditor  and who served or serves in such  capacity  at the request of the Trust,  and the heirs,  executors,  administrators,  successors and  assigns  of  any  of  the  foregoing;  however,  whenever  conduct  by an indemnitee  is  referred  to,  the  conduct  shall  be  that  of the  original indemnitee rather than that of the heir,  executor,  administrator,  successor or assignee;

               (ii) the term "covered  proceeding"  shall mean any threatened, pending or completed  action,  suit or proceeding,  whether  civil,  criminal, administrative or  investigative,  to which an indemnitee is or was a party or is  threatened  to be made a party by reason of the fact or facts  under which he or it is an indemnitee as defined above;

               (iii)    the  term  "disabling   conduct"  shall  mean  willful
misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

               (iv) the  term   "covered   expenses"   shall   mean   expenses
(including attorney's fees),  judgments,  fines and amounts paid in settlement actually  and  reasonably  incurred  by an  indemnitee  in  connection  with a covered proceeding; and

               (v)  the term  "adjudication  of  liability"  shall mean, as to any covered proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee whether by judgment,  order, settlement,  conviction or upon a plea of nolo contendere or its equivalent.

           (d) The Trust shall not  indemnify any  indemnitee  for any covered expenses  in any  covered  proceeding  if there  has been an  adjudication  of liability  against such  indemnitee  expressly based on a finding of disabling conduct.

           (e) Except as set forth in  paragraph  (d) above,  the Trust  shall indemnify  any  indemnitee  for covered  expenses  in any covered  proceeding, whether or not there is an  adjudication  of liability as to such  indemnitee, such  indemnification  by  the  Trust  to be to  the  fullest  extent  now  or hereafter  permitted  by any  applicable  law  unless  the  By-laws  limit  or restrict the  indemnification  to which any  indemnitee  may be entitled.  The
Board of Trustees may adopt by-law provisions to implement  subparagraphs (c),
(d) and (e) hereof.

           (f) Nothing  herein  shall be  deemed  to  affect  the right of the
Trust and/or any indemnitee to acquire and pay for any insurance  covering any or all indemnities to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any  indemnitee may be entitled to the extent  permitted by  applicable  law.  Such rights to  indemnification  shall not,  except as  otherwise  provided by law, be deemed  exclusive of any other rights to which such  indemnitee  may be entitled  under any statute,  By-Law, contract or otherwise.

      13.  The  Trustees  are  empowered,  in their  absolute  discretion,  to establish  bases or times,  or both, for  determining  the net asset value per
Share  of any  Class  and  Series  in  accordance  with  the  1940  Act and to authorize the voluntary  purchase by any Class and Series,  either directly or through  an agent,  of Shares of any  Class  and  Series  upon such  terms and conditions and for such  consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

      14.  Payment  of the net asset  value per Share of any Class and  Series properly  surrendered to it for  redemption  shall be made by the Trust within seven days, or as specified in any applicable law or regulation,  after tender of such  stock or  request  for  redemption  to the  Trust  for  such  purpose together with any additional  documentation that may be reasonably required by the Trust or its transfer  agent to evidence the  authority of the tenderor to make  such  request,  plus any  period of time  during  which the right of the holders  of the shares of such  Class of that  Series to require  the Trust to redeem  such  shares  has  been  suspended.  Any such  payment  may be made in portfolio  securities  of such  Class of that  Series  and/or in cash,  as the
Trustees shall deem advisable,  and no Shareholder  shall have a right,  other than as determined by the Trustees, to have Shares redeemed in kind.

      15.  The Trust  shall  have the  right,  at any time and  without  prior notice to the  Shareholder,  to redeem  Shares of the Class and Series held by such  Shareholder  held  in  any  account  registered  in  the  name  of  such
Shareholder  for its current net asset  value,  if and to the extent that such redemption is necessary to reimburse  either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter) of the Shares for any loss either has  sustained  by reason of the  failure of such  Shareholder  to make timely  and good  payment  for  Shares  purchased  or  subscribed  for by such
Shareholder,  regardless of whether such  Shareholder was a Shareholder at the time of such  purchase  or  subscription,  subject  to and upon such terms and conditions as the Trustees may from time to time prescribe.

      EIGHTH:  The name  "Oppenheimer"  included  in the name of the Trust and of any Series shall be used pursuant to a royalty-free,  non-exclusive license from OppenheimerFunds,  Inc. ("OFI"),  incidental to and as part of any one or more advisory,  management or supervisory  contracts which may be entered into by the Trust with OFI.  Such  license  shall  allow OFI to inspect and subject to the  control of the Board of  Trustees to control the nature and quality of services  offered by the Trust under such name.  The license may be terminated by OFI upon termination of such advisory,  management or supervisory contracts or without  cause upon 60 days'  written  notice,  in which case  neither  the
Trust nor any  Series or Class  shall have any  further  right to use the name
"Oppenheimer"  in its name or otherwise and the Trust,  the  Shareholders  and its  officers  and  Trustees  shall  promptly  take  whatever  action  may  be necessary  to  change  its  name  and  the  names  of any  Series  or  Classes accordingly.

      NINTH:

      1.   In case any Shareholder or former  Shareholder  shall be held to be personally  liable  solely by reason of his being or having been a Shareholder and not  because  of his acts or  omissions  or for  some  other  reason,  the
Shareholder or former  Shareholder  (or the  Shareholders,  heirs,  executors, administrators or other legal  representatives or in the case of a corporation or other entity,  its corporate or other general  successor) shall be entitled out of the Trust estate to be held harmless from and  indemnified  against all loss and expense  arising from such liability.  The Trust shall,  upon request by the  Shareholder,  assume the  defense of any such claim made  against  any
Shareholder  for any act or  obligation  of the Trust and satisfy any judgment thereon.

      2.   It is hereby expressly  declared that a trust and not a partnership is created  hereby.  No individual  Trustee  hereunder shall have any power to bind  the  Trust,  the  Trust's  officers  or  any  Shareholder.  All  persons extending  credit  to,  doing  business  with,  contracting  with or having or asserting any claim  against the Trust or the Trustees  shall look only to the assets of the Trust for payment under any such credit,  transaction,  contract or claim;  and neither the  Shareholders  nor the  Trustees,  nor any of their agents,  whether past, present or future, shall be personally liable therefor;
notice of such  disclaimer  shall be given in each  agreement,  obligation  or instrument  entered into or executed by the Trust or the Trustees.  Nothing in this  Declaration  of Trust shall  protect a Trustee  against any liability to
which  such  Trustee   would   otherwise  be  subject  by  reason  of  willful
misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

      3.   The  exercise  by the  Trustees  of  their  powers  and  discretion hereunder in good faith and with reasonable care under the circumstances  then prevailing,  shall  be  binding  upon  everyone  interested.  Subject  to  the provisions  of paragraph 2 of this Article  NINTH,  the Trustees  shall not be liable for errors of judgment or mistakes  of fact or law.  The  Trustees  may take  advice of counsel or other  experts  with  respect  to the  meaning  and
operations  of  this  Declaration  of  Trust,   applicable  laws,   contracts,
obligations,  transactions or any other business the Trust may enter into, and subject to the  provisions  of  paragraph 2 of this  Article  NINTH,  shall be under no liability for any act or omission in  accordance  with such advice or for  failing to follow  such  advice.  The  Trustees  shall not be required to give any bond as such, nor any surety if a bond is required.

      4.   This Trust shall  continue  without  limitation of time but subject to the provisions of sub-sections (a), (b), (c) and (d) of this paragraph 4.

           (a) The  Trustees,  with the  favorable  vote of the  holders  of a majority of the outstanding voting securities,  as defined in the 1940 Act, of any one or more  Series  entitled  to vote,  may sell and convey the assets of that  Series  (which  sale may be subject to the  retention  of assets for the payment of  liabilities  and expenses) to another  issuer for a  consideration which may be or include  securities of such issuer.  Upon making provision for the payment of  liabilities,  by assumption  by such issuer or otherwise,  the
Trustees shall distribute the remaining  proceeds ratably among the holders of the  outstanding  Shares  of the  Series  the  assets  of which  have  been so transferred.

           (b) The  Trustees,  with the  favorable  vote of the  holders  of a majority of the outstanding voting securities,  as defined in the 1940 Act, of any one or more  Series  entitled  to vote,  may at any time sell and  convert into money all the  assets of that  Series.  Upon  making  provisions  for the payment of all outstanding obligations,  taxes and other liabilities,  accrued or contingent,  of that Series,  the Trustees  shall  distribute the remaining assets of that Series ratably among the holders of the  outstanding  Shares of that Series.

           (c) The  Trustees,  with the  favorable  vote of the  holders  of a majority of the outstanding voting securities,  as defined in the 1940 Act, of any one or more  Series  entitled to vote,  may  otherwise  alter,  convert or transfer the assets of that Series or those Series.

           (d) Upon completion of the  distribution of the remaining  proceeds or the  remaining  assets as  provided  in  sub-sections  (a) and (b),  and in subsection (c) where  applicable,  the Series the assets of which have been so transferred  shall terminate,  and if all the assets of the Trust have been so transferred,  the Trust shall  terminate and the Trustees  shall be discharged of any and all further  liabilities and duties hereunder and the right,  title and interest of all parties shall be canceled and discharged.

      5.   The  original  or a copy of this  instrument  and of each  restated
declaration  of trust or instrument  supplemental  hereto shall be kept at the office of the Trust where it may be  inspected by any  Shareholder.  A copy of this  instrument  and of each  supplemental  or restated  declaration of trust shall be filed with the Secretary of the  Commonwealth  of  Massachusetts,  as
well as any other governmental  office where such filing may from time to time be required.  Anyone  dealing with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  supplemental  or  restated
declarations  of trust have been made and as to any matters in connection with the Trust  hereunder,  and,  with the same effect as if it were the  original, may rely on a copy  certified  by an officer of the Trust to be a copy of this instrument or of any such  supplemental  or restated  declaration of trust. In this instrument or in any such supplemental or restated  declaration of trust, references to this  instrument,  and all expressions  like "herein",  "hereof"
and  "hereunder"  shall be deemed to refer to this  instrument  as  amended or affected by any such  supplemental  or  restated  declaration  of trust.  This instrument may be executed in any number of counterparts,  each of which shall be deemed an original.

      6.   The Trust set forth in this  instrument  is created under and is to be governed by and  construed  and  administered  according to the laws of the
Commonwealth  of  Massachusetts.  The  Trust  shall  be of the  type  commonly called a  Massachusetts  business trust,  and without  limiting the provisions hereof,  the Trust may exercise all powers which are  ordinarily  exercised by such a trust.

      7.   The Board of Trustees is empowered to cause the  redemption  of the
Shares  held in any  account if the  aggregate  net asset value of such Shares
(taken at cost or value,  as  determined  by the  Board)  has been  reduced to
$1,000 or less upon such  notice to the  shareholder  in  question,  with such permission  to increase the  investment  in question and upon such other terms and  conditions  as may be fixed by the Board of Trustees in  accordance  with the 1940 Act.

      8.   In the event that any person advances the  organizational  expenses of the Trust,  such  advances  shall become an obligation of the Trust subject to such  terms and  conditions  as may be fixed by, and on a date fixed by, or determined with criteria fixed by the Board of Trustees,  to be amortized over a period or periods to be fixed by the Board.

      9.   Whenever  any  action  is taken  under  this  Declaration  of Trust including  action  which is required or permitted by the 1940 Act or any other applicable  law,  such action shall be deemed to have been  properly  taken if such action is in  accordance  with the  construction  of the 1940 Act or such other  applicable  law then in effect as expressed  in "no action"  letters of the staff of the  Commission or any release,  rule,  regulation or order under
the  1940  Act  or  any  decision  of  a  court  of  competent   jurisdiction,
notwithstanding  that any of the foregoing  shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

      10.  Any action  which may be taken by the Board of Trustees  under this
Declaration  of Trust or its By-Laws may be taken by the  description  thereof in the then effective  prospectus  and/or statement of additional  information relating  to the  Shares  under  the  Securities  Act of 1933 or in any  proxy statement of the Trust rather than by formal resolution of the Board.

      11.  Whenever under this  Declaration of Trust, the Board of Trustees is permitted  or  required  to place a value on assets of the Trust,  such action may be delegated by the Board,  and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.

      12.  If   authorized  by  vote  of  the  Trustees  and,  if  a  vote  of
Shareholders is required under this  Declaration of Trust,  the favorable vote of the  holders of a  "majority"  of the  outstanding  voting  securities,  as defined in the 1940 Act,  entitled to vote, or by any larger vote which may be required by applicable law in any  particular  case, the Trustees may amend or otherwise  supplement  this  instrument,  by making a Restated  Declaration of
Trust or a Declaration of Trust  supplemental  hereto,  which thereafter shall form a part hereof;  any such  Supplemental  or Restated  Declaration of Trust may be executed  by and on behalf of the Trust and the  Trustees by an officer or officers of the Trust.

      IN WITNESS WHEREOF,  the undersigned have executed this instrument as of the 15 day of December, 2000.

/s/ Phillip A. Griffifths                             /s/ Leon Levy
-------------------                             -------------
Phillip A. Griffifths                           Leon Levy
97 Olden Lane                                   280 Park Avenue
Princeton, New Jersey 08540                     New York, New York 10017

/s/ Benjamin Lipstein                           /s/ Bridget A. Macaskill
---------------------                                 ------------------------
Benjamin Lipstein                               Bridget A. Macaskill
591 Breezy Hill Road                            160 E. 81st Street
Hillsdale, New York 12529                       New York, New York 10028

/s/ Elizabeth B. Moynihan                       /s/ Kenneth A. Randall
-------------------------                             ----------------------
Elizabeth B. Moynihan                           Kenneth A. Randall
801 Pennsylvania Avenue                         6 Whittaker's Mill
Washington, DC  20004                           Williamsburg, VA  23185

/s/ Edward V. Regan                             /s/ Russell S. Reynolds
-------------------                             -------------------
Edward V. Regan                                 Russell S. Reynolds
40 Park Avenue                                  8 Sound Shore Drive
New York, NY  10016                             Greenwich, Connecticut 06830

/s/ Donald W. Spiro                             /s/ Clayton K. Yeutter
-------------------                             --------------------------
Donald W. Spiro                                 Clayton K. Yeutter
399 Ski Trail                                   10475 E. Luarel Lane
Kinnelon, New Jersey 07405                      Scottsdale, Arizona 85259